                               ARTHUR ANDERSEN
                         101 East Kennedy Boulevard
                          Tampa, Florida 33602-5141
                         Telephone:  (813) 222-4600
                         Facsimile:  (813) 222-4699





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into SkyLynx Communications, Inc.'s previously filed Registration Statement on Form S-8 File No. 333-74487.


Arthur Andersen
Tampa, Florida
April 13, 1999